UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 13, 2010

Simpson Manufacturing Co., Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-13429	94-3196943
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	file number)	Identification No.)

5956 W. Las Positas Boulevard, Pleasanton, CA 94588

(Address of principal executive offices)

(Registrant’s telephone number, including area code):  (925) 560-9000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-2)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 5.02      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Directors; Compensatory Arrangements of Certain Officers

On December 13, 2010, the Compensation and Leadership Development Committee of our Board of Directors approved the matters set forth on Exhibit 10 attached hereto and incorporated herein by this reference.

Item 5.03      Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 13, 2010, our Board of Directors amended our bylaws primarily to allow for plurality voting when there are proposals with more than 2 possible choices and to clarify other voting standards. The amended bylaws are set forth in Exhibit 3.2.

Item 9.01      Financial Statements and Exhibits

(d)         Exhibits:

Exhibit Number	Description

3.2	Bylaws of Simpson Manufacturing Co., Inc., as amended through December 13, 2010.

10	Compensation of Named Executive Officers

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Simpson Manufacturing Co., Inc.
(Registrant)

DATE:	December 16, 2010	By	/s/ Karen Colonias
Karen Colonias
Chief Financial Officer